CONFORMED COPY
CONFORMED AS EXECUTED

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is entered into as of June 24, 2016 by and among COLFAX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the financial institutions party hereto as Lenders (as defined below) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, certain Subsidiaries of the Borrower, various financial institutions (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 5, 2015 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Amendment to Credit Agreement. Effective as of the Second Amendment Effective Date:
(a)The definition of “EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “$100,000,000” appearing therein with “$200,000,000”;
(b)The definition of “Lender Default” appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “and (iv) the failure of such Lender to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Swing Line Loans, within two Business Days of the date such funding obligations were required to be performed hereunder” with “ (iv) the failure of such Lender to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Swing Line Loans, within two Business Days of the date such funding obligations were required to be performed hereunder and (v) such Lender having become the subject of a Bail-In Action”;
(c)The Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“Bail-in Action” means the exercise of any Write-Down or Conversion Powers by an EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.; and
(d)Section 11 of the Credit Agreement is hereby amended by adding the following Section 11.20 to the end of such Section:
“11.20    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction, in full or in part, of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”.
SECTION 2.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrower represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers on and as of the Second Amendment Effective Date that:
(a)    the execution, delivery and performance by the Borrower of this Second Amendment and the performance of the Credit Agreement, as amended by this Second Amendment (the “Amended Credit Agreement”), and the acknowledgment of this Second Amendment by each other Loan Party party hereto, by its signature below: (x) are within such Loan Party’s corporate (or other) powers, have been duly authorized by all necessary corporate (or other) action and (y) do not (a) contravene such Loan Party’s Organization Documents, (b) violate any law, rule, regulation (including, without limitation, Regulation X of the FRB), order, writ, judgment, injunction, decree, determination or award, (c) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties the effect of which could reasonably be expected to result in a Material Adverse Effect or (d) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect;
(b)    this Second Amendment has been duly executed and delivered by or on behalf of the Borrower and each other Loan Party party hereto;
(c)    each of this Second Amendment and the Amended Credit Agreement is the legal, valid and binding obligation of the Loan Parties and is enforceable against the Loan Parties in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law); and
(d)    there is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or, to the knowledge of the Borrower, threatened before any Governmental Authority or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Second Amendment, any Loan Document or the consummation of the transactions contemplated thereby.

SECTION 3.    Reference To and Effect Upon the Credit Agreement.
(a)     From and after the Second Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as modified hereby, and (ii) this Second Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
(b)     This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
SECTION 4.    Affirmation of Obligations.     Each of the Loan Parties party hereto hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement, the Guaranty and the other Loan Documents to which such Loan Party is a party and (b) that the Guaranty of such Loan Party shall apply to the Obligations in accordance with the terms thereof, in each case after giving effect to this Second Amendment.
SECTION 5.    Counterparts, Etc. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or other electronic transmission a signature page of this Second Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose.
SECTION 6.    Governing Law. This Second Amendment and the rights and obligations of the parties under this Second Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
SECTION 7.    Effectiveness. This Second Amendment shall become effective at the time (the “Second Amendment Effective Date”) when each of the following conditions has been satisfied:
(a)the Administrative Agent shall have received duly executed signature pages for this Second Amendment signed by the Borrower, each other Loan Party party hereto and the Required Lenders;

(b)on the Second Amendment Effective Date and after giving effect to this Second Amendment, (x) no Default shall have occurred and be continuing or would occur after giving effect to this Second Amendment and (y) all of the representations and warranties made by the Borrower and each other Loan Party party hereto in this Second Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Second Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective date; and
(c)the Borrower shall have paid in full all fees due and payable on the Second Amendment Effective Date to the Administrative Agent (or its investment affiliates) and all fees and reasonable out-of-pocket expenses to the extent invoiced, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment.
The Administrative Agent shall provide prompt written notice of the occurrence of the Second Amendment Effective Date to the Lenders.
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* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

COLFAX CORPORATION, as Borrower By: /s/ C. Scott Brannan Title: Senior Vice President, Chief Financial Officer and Treasurer

ALCOTEC WIRE CORPORATION
ALLOY RODS GLOBAL, INC.
ANDERSON GROUP INC.
CLARUS FLUID INTELLIGENCE, LLC
CLFX SUB HOLDING LLC
COLFAX FLUID HANDLING LLC
CONSTELLATION PUMPS CORPORATION
DISTRIBUTION MINING & EQUIPMENT COMPANY, LLC
EMSA HOLDINGS, INC.
FAN GROUP INC.
HOWDEN AMERICAN FAN COMPANY
HOWDEN ROOTS LLC
IMO HOLDINGS, INC.
IMO INDUSTRIES INC.
PORTLAND VALVE LLC
SHAWEBONE HOLDINGS INC.
STOODY COMPANY
THE ESAB GROUP, INC.
COLFAX FLUID HANDLING RELIABILITY SERVICES COMPANY
VICTOR EQUIPMENT COMPANY
VICTOR TECHNOLOGIES GROUP, INC.
VICTOR TECHNOLOGIES HOLDINGS, INC.
VICTOR TECHNOLOGIES INTERNATIONAL, INC.
WARREN PUMPS LLC,
as Guarantors

By: /s/ C. Scott Brannan Title:President

Howden Compressors, Inc., Howden North AmerICa Inc., as Guarantors By: /s/ C. Scott Brannan Title:Vice President of each of the foregoing

Howden construction services Inc., as Guarantor By: /s/ C. Scott Brannan Title:Authorized Signatory

Howden construction services Inc., as Guarantor By: /s/ C. Scott Brannan Title:Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:
Bank of America, N.A.

By: /s/ Christopher Wozniak
Title: Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.
NAME OF INSTITUTION:
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ George Stoecklein
Title: Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:
BARCLAYS BANK PLC

By: /s/ Evan Moriarty
Title: Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:
Citibank, N.A.

By: /s/ Millie Schild
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:
Citizens Bank of Pennsylvania

By: /s/ Leslie D. Broderick
Title: Senior Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:
Commerzbank AG New York Branch

By: /s/ Diane Pockaj
Title: Managing Director

By: /s/ Waqas Chaudhry
Title: Associate

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

Credit Agricole Corporate and Investment Bank

By: /s/ Gordon Yip
Title: Director

By: /s/ Gary Herzog
Title: Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Vipul Dhadda
Title: Authorized Signatory

By: /s/ Joan Park
Title: Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

DNB CAPITAL LLC

By: /s/ Colleen Durkin
Title: Senior Vice President

By: /s/ Kristie Li
Title: Senior Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

DZ BANK AG
DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK
FRANKFURT AM MAIN
NEW YORK BRANCH

By: /s/ Paul Fitzpatrick
Title: Senior Vice President

By: /s/ Oliver Hildenbrand
Title: Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

GOLDMAN SACHS BANK USA

By: /s/ Jerry Li
Title: Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Patrick D. Mueller
Title: Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

JPMORGAN CHASE BANK, N.A.

By: /s/ Philip Mousin
Title: Executive Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

KBC Bank N.V., New York Branch

By: /s/ Diane M. Grimmig
Title: Managing Director

By: /s/ Sheila Bermejo
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

KEYBANK NATIONAL ASSOCIATION

By: /s/ Marcel Fournier
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

Morgan Stanley Bank, N.A.

By: /s/ Dmitriy Barskiy
Title: Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

THE BANK OF NOVA SCOTIA

By: /s/ Michael Grad
Title: Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

PNC Bank, NA

By: /s/ David Notaro
Title: Sr. Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

ROYAL BANK OF CANADA

By: /s/ Jason C. Hedrick
Title: Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

Sumitomo Mitsui Banking Corporation

By: /s/ David Kee
Title: Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

SunTrust Bank

By: /s/ Chris Hursey
Title: Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

TD BANK, N.A.

By: /s/ Mark Hogan
Title: Senior Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

UniCredit Bank AG, New York Branch:

By: /s/ Ken Hamilton
Title: Managing Director

By: /s/ Thomas Petz
Title: Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Marty McDonald
Title: AVP

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JUNE 5, 2015, AMONG COLFAX CORPORATION, EACH OF THE OTHER LOAN PARTIES, THE LENDERS PARTY THERETO, AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT.

NAME OF INSTITUTION:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Nathan R. Rantala
Title: Director

DEUTSCHE BANK AG NEW YORK
BRANCH, as Administrative Agent and as a Lender and the Swing Line Lender

By: /s/ Peter Cucchiara
Title: Vice President

By: /s/ Michael Shannon
Title: Vice President